Prepaid Expenses and Other Current Assets, Net (Tables)	6 Months Ended
Mar. 31, 2025
Prepaid Expenses and Other Current Assets, Net [Abstract]
Schedule of Prepayments and Other Current Assets, Net

Prepayments and other current assets, net consist of the following:

	As of March 31, 2025	As of September 30, 2024
Tax refunds(1)	$364,087	$402,048
Deposits	188,971	436,450
Advance to suppliers(2)	1,063,963	35,128
Prepaid expenses(3)	3,859	1,808,887
Others	4,637	7,068
Prepayments and other current assets, net	$1,625,517	2,689,581

(1)	Tax refunds consist of consumption tax and VAT refund for export business. The Group is eligible for consumption tax and VAT refund for cross-border products sales in Japan and China.

(2)	Due to the company's plan to launch a TikTok business in Japan in the second half year of 2025, it signed a procurement agreement with a Hong Kong trading company and made an advance payment of $1 million for the purchase of 3C electronic products such as headphones.

(3)	The prepaid expenses on September 30, 2024 mainly represent the prepaid consulting fee to Hermann Limited. The company signed a service agreement with consulting management company Hermann Limited in December 2023, providing corporate management and investment and financing consulting services for the company for three years, with contract amount of $2,060,000. For the year ended September 30, 2024, the amortized expense amount is $572,222, and the remaining amount is $1,487,778. Since Hermann Limited obtained a portion of the company's mortgaged shares through the issuance of convertible notes, and became a shareholder of the company with a 7.1% shareholding ratio. Therefore, it was reclassified into amount due from related parties on March 31, 2025 (note 19).